Exhibit 99.1



                                     HISTORICAL QUARTERLY FINANCIAL INFORMATION
        REFLECTING SIX FLAGS DARIEN LAKE, SIX FLAGS ELITCH GARDENS, ENCHANTED VILLAGE AND WILD WAVES, WATERWORLD CONCORD
                              AND SIX FLAGS SPLASHTOWN AS DISCONTINUED OPERATIONS

                                                  SIX FLAGS, INC.
                                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                       2005 QUARTERLY FINANCIAL STATEMENTS
                                                    (UNAUDITED)

                                                        Q1              Q2              Q3                Q4              2005
                                                  -------------   -------------   --------------   ---------------   ---------------
Attendance                                           1,518,000      10,094,000       13,789,000         3,287,000        28,688,000

Revenue:
Theme park admissions                           $   23,733,000     180,947,000      259,598,000        54,836,000       519,114,000
Theme park food, merchandise and other              25,764,000     150,122,000      212,068,000        49,689,000       437,643,000
                                                  -------------   -------------   --------------   ---------------   ---------------
Total revenue                                       49,497,000     331,069,000      471,666,000       104,525,000       956,757,000


Operating costs and expenses
Operating expenses                                  75,268,000     118,562,000      129,925,000        67,042,000       390,797,000
Selling, general and administrative (including
  stock-based compensation of $288,000 in Q1,
  $166,000 in Q2, $166,000 in Q3 and
  $2,174,000 in Q4)                                 34,015,000      68,007,000       46,081,000        44,735,000       192,838,000
Cost of products sold                                4,949,000      29,016,000       39,218,000        10,014,000        83,197,000
Depreciation                                        30,810,000      31,259,000       32,685,000        32,024,000       126,778,000
Amortization                                           220,000         220,000          220,000           220,000           880,000
Loss on fixed assets                                 3,002,000       6,025,000        1,890,000         2,989,000        13,906,000
                                                  -------------   -------------   --------------   ---------------   ---------------
Total operating costs and expenses                 148,264,000     253,089,000      250,019,000       157,024,000       808,396,000
                                                  -------------   -------------   --------------   ---------------   ---------------
Income (loss) from operations                      (98,767,000)     77,980,000      221,647,000       (52,499,000)      148,361,000


Other income (expense)
Interest expense                                   (46,525,000)    (47,180,000)     (45,951,000)      (46,341,000)     (185,997,000)
Interest income                                      1,763,000       1,387,000        1,813,000        (2,513,000)        2,450,000
Minority interest in loss (earnings)                 6,563,000     (25,531,000)     (25,060,000)        4,234,000       (39,794,000)
Early repurchase of debt                           (19,303,000)              -                -                 -       (19,303,000)
Other expense                                          447,000      (1,535,000)        (271,000)       (9,518,000)      (10,877,000)
                                                  -------------   -------------   --------------   ---------------   ---------------
Total other income (expense)                       (57,055,000)    (72,859,000)     (69,469,000)      (54,138,000)     (253,521,000)
                                                  -------------   -------------   --------------   ---------------   ---------------
Income (loss) from continuing operations
  before income taxes                             (155,822,000)      5,121,000      152,178,000      (106,637,000)     (105,160,000)
Income tax expense (benefit)                           955,000       1,566,000        1,270,000           (86,000)        3,705,000
                                                  -------------   -------------   --------------   ---------------   ---------------


Income (loss) from continuing operations          (156,777,000)      3,555,000      150,908,000      (106,551,000)     (108,865,000)
Discontinued operations                            (21,942,000)      7,546,000       44,780,000       (32,457,000)       (2,073,000)
                                                  -------------   -------------   --------------   ---------------   ---------------
Net income (loss)                               $ (178,719,000)     11,101,000      195,688,000      (139,008,000)     (110,938,000)
                                                  =============   =============   ==============   ===============   ===============
Net income (loss) applicable to common stock    $ (184,212,000)      5,609,000      190,195,000      (144,500,000)     (132,908,000)
                                                  =============   =============   ==============   ===============   ===============
Weighted average number of shares
  outstanding - basic:                              93,104,000      93,107,000       93,107,000        93,124,000        93,110,000
                                                  =============   =============   ==============   ===============   ===============
Weighted average number of shares
  outstanding - diluted:                            93,104,000      93,108,000      154,051,000        93,124,000        93,110,000
                                                  =============   =============   ==============   ===============   ===============
Net income (loss) per average common share
  outstanding - basic:
Income (loss) from continuing operations        $        (1.74)          (0.02)            1.56             (1.20)            (1.41)
Discontinued operations                                  (0.24)           0.08             0.48             (0.35)            (0.02)
                                                  -------------   -------------   --------------   ---------------   ---------------
Net income (loss)                               $        (1.98)           0.06             2.04             (1.55)            (1.43)
                                                  =============   =============   ==============   ===============   ===============


Net income (loss) per average common share
  outstanding - diluted:
Income (loss) from continuing operations        $        (1.74)          (0.02)            1.00             (1.20)            (1.41)
Discontinued operations                                  (0.24)           0.08             0.29             (0.35)            (0.02)
                                                  -------------   -------------   --------------   ---------------   ---------------
Net income (loss)                               $        (1.98)           0.06             1.29             (1.55)            (1.43)
                                                  =============   =============   ==============   ===============   ===============


Attendance:
----------
Domestic                                               911,000       9,022,000       12,419,000         2,759,000        25,111,000
International                                          607,000       1,072,000        1,370,000           528,000         3,577,000
                                                  -------------   -------------   --------------   ---------------   ---------------
Total                                                1,518,000      10,094,000       13,789,000         3,287,000        28,688,000
                                                  =============   =============   ==============   ===============   ===============

Domestic revenue                                $   36,631,000     308,950,000      438,803,000        91,946,000       876,330,000
International revenue                               12,866,000      22,119,000       32,863,000        12,579,000        80,427,000
                                                  -------------   -------------   --------------   ---------------   ---------------
Total revenue                                   $   49,497,000     331,069,000      471,666,000       104,525,000       956,757,000
                                                  =============   =============   ==============   ===============   ===============


EBITDA Reconciliation (1)
---------------------
Net income (loss)                               $ (178,719,000)     11,101,000      195,688,000      (139,008,000)     (110,938,000)
Discontinued Operations                             21,942,000      (7,546,000)     (44,780,000)       32,457,000         2,073,000
Income tax expense (benefit)                           955,000       1,566,000        1,270,000           (86,000)        3,705,000
Other expense                                         (447,000)      1,535,000          271,000         9,518,000        10,877,000
Early repurchase of debt                            19,303,000               -                -                 -        19,303,000
Minority interest                                   (6,563,000)     25,531,000       25,060,000        (4,234,000)       39,794,000
Interest expense (net)                              44,762,000      45,793,000       44,138,000        48,854,000       183,547,000
Loss on fixed assets                                 3,002,000       6,025,000        1,890,000         2,989,000        13,906,000
Amortization                                           220,000         220,000          220,000           220,000           880,000
Depreciation                                        30,810,000      31,259,000       32,685,000        32,024,000       126,778,000
Stock-based compensation                               288,000         166,000          166,000         2,174,000         2,794,000
                                                  -------------   -------------   --------------   ---------------   ---------------
EBITDA (modified)                                  (64,447,000)    115,650,000      256,608,000       (15,092,000)      292,719,000
Third party interest in EBITDA of
  certain parks                                      5,343,000     (26,751,000)     (26,280,000)        3,014,000       (44,674,000)
                                                  -------------   -------------   --------------   ---------------   ---------------
Adjusted EBITDA                                 $  (59,104,000)     88,899,000      230,328,000       (12,078,000)      248,045,000


(1) EBITDA (Modified), a non-GAAP measure, is defined as net income (loss) before discontinued operations, income tax expense (benefit), other expense, early repurchase of debt (formerly and extraordinary loss), minority interest in earnings (losses), interest expense (net), amortization, depreciation, and stock-based compensation. Adjusted EBITDA, also a non-GAAP measure, is defined as EBITDA (Modified) minus the interests of third parties in EBITDA of the four parks and one hotel that are less than wholly owned. The company believes that EBITDA (Modified) and Adjusted EBITDA (collectively, "EBITDA-Based Measures") provide useful information to investors regarding the Company's operating performance and its capacity to incur and service debt and fund capital expenditures. The Company believes that the EBITDA-Based Measures are used by many investors, equity analysts and rating agencies as a measure of performance. In addition, Adjusted EBITDA is approximately equal to "Consolidated Cash Flow" as defined in the indentures relating to the Company's senior notes. Neither of the EBITDA-Based Measures is defined by GAAP and neither should be considered in isolation or as an alternative to net income (loss), income (loss) from continuing operations, net cash provided by (used in) operating, investing and financing activities or other financial data prepared in accordance with GAAP or as an indicator of the Company's operating performance. EBITDA (Modified) and Adjusted EBITDA as defined herein may differ from similarly titled measures presented by other companies.



                                                 HISTORICAL QUARTERLY FINANCIAL INFORMATION
          REFLECTING SIX FLAGS DARIEN LAKE, SIX FLAGS ELITCH GARDENS, ENCHANTED VILLAGE AND WILD WAVES, WATERWORLD CONCORD
                                            AND SIX FLAGS SPLASHTOWN AS DISCONTINUED OPERATIONS

                                                                SIX FLAGS, INC.
                                                   CONSOLIDATED STATEMENTS OF OPERATIONS
                                                    2006 QUARTERLY FINANCIAL STATEMENTS
                                                                (UNAUDITED)

                                                                                                                 Nine Months Ended
                                                                     Q1              Q2               Q3               2006
                                                               --------------   -------------   --------------   -----------------

Attendance                                                         1,150,000       8,625,000       12,316,000        22,091,000

Revenue:
Theme park admissions                                      $      19,877,000     176,629,000      259,950,000       456,456,000
Theme park food, merchandise and other                            22,204,000     148,373,000      214,289,000       384,866,000
                                                               --------------   -------------   --------------   ---------------
Total revenue                                                     42,081,000     325,002,000      474,239,000       841,322,000


Operating costs and expenses
Operating expenses                                                84,670,000     130,961,000      131,919,000       347,550,000
Selling, general and administrative (including
  stock-based compensation of $9,063,000 in
  Q1, $1,712,000 in Q2 and $2,277,000 in Q3)                      58,519,000      84,239,000       57,925,000       200,683,000
Noncash compensation (primarily selling,
  general and administrative)                                              -               -                -                 -
Cost of products sold                                              4,011,000      28,333,000       38,274,000        70,618,000
Depreciation                                                      32,273,000      32,094,000       33,754,000        98,121,000
Amortization                                                         219,000         220,000          220,000           659,000
Loss on fixed assets                                              18,578,000         706,000          820,000        20,104,000
                                                               --------------   -------------   --------------   ---------------
Total operating costs and expenses                               198,270,000     276,553,000      262,912,000       737,735,000
                                                               --------------   -------------   --------------   ---------------
Income (loss) from operations                                   (156,189,000)     48,449,000      211,327,000       103,587,000


Other income (expense)
Interest expense                                                 (48,811,000)    (50,931,000)     (51,468,000)     (151,210,000)
Interest income                                                    1,010,000         355,000        1,163,000         2,528,000
Minority interest in loss (earnings)                               8,977,000     (23,462,000)     (30,917,000)      (45,402,000)
Equity in operations of partnerships                                (128,000)       (190,000)        (144,000)         (462,000)
Other expense                                                        (32,000)    (11,272,000)        (232,000)      (11,536,000)
                                                               --------------   -------------   --------------   ---------------
Total other income (expense)                                     (38,984,000)    (85,500,000)     (81,598,000)     (206,082,000)
                                                               --------------   -------------   --------------   ---------------
Income (loss) from continuing operations before
income taxes, discontinued operations and
  cumulative effect of a change in accounting principle         (195,173,000)    (37,051,000)     129,729,000      (102,495,000)
Income tax expense                                                   167,000       2,035,000        1,783,000         3,985,000
                                                               --------------   -------------   --------------   ---------------


Income (loss) from continuing operations before
  discontinued operations and cumulative effect of
  a change in accounting principle                              (195,340,000)    (39,086,000)     127,946,000      (106,480,000)
Discontinued operations                                          (44,669,000)       (501,000)      36,798,000        (8,372,000)
                                                               --------------   -------------   --------------   ---------------
Income (loss) before cumulative effect                          (240,009,000)    (39,587,000)     164,744,000      (114,852,000)
 of a change in accounting principle
Cumulative effect of a change in accounting principle             (1,038,000)              -                -        (1,038,000)
                                                               ==============   =============   ==============   ===============
Net income (loss)                                          $    (241,047,000)    (39,587,000)     164,744,000      (115,890,000)
                                                               ==============   =============   ==============   ===============
Net income (loss) applicable to common stock               $    (246,540,000)    (45,079,000)     159,252,000      (132,367,000)
                                                               ==============   =============   ==============   ===============
Weighted average number of shares
  outstanding - basic:                                            93,906,000      94,321,000       94,352,000        94,194,000
                                                               ==============   =============   ==============   ===============
Weighted average number of shares
  outstanding - diluted:                                          93,906,000      94,321,000      155,229,000        94,194,000
                                                               ==============   =============   ==============   ===============
Net income (loss) per average common share
  outstanding - basic:
Income (loss) from continuing operations                   $           (2.14)          (0.47)            1.30             (1.31)
Discontinued operations                                                (0.48)          (0.01)            0.39             (0.09)
Cumulative effect of a change in accounting principle                  (0.01)           0.00             0.00             (0.01)
                                                               --------------   -------------   --------------   ---------------
Net income (loss)                                          $           (2.63)          (0.48)            1.69             (1.41)
                                                               ==============   =============   ==============   ===============
Net income (loss) per average common share
  outstanding - diluted:
Income (loss) from continuing operations                   $           (2.14)          (0.47)            0.85             (1.31)
Discontinued operations                                                (0.48)          (0.01)            0.23             (0.09)
Cumulative effect of a change
  in accounting principle                                              (0.01)           0.00             0.00             (0.01)
                                                               --------------   -------------   --------------   ---------------
Net income (loss)                                          $           (2.63)          (0.48)            1.08             (1.41)
                                                               ==============   =============   ==============   ===============


Attendance:
----------
Domestic                                                             688,000       7,603,000       10,983,000        19,274,000
International                                                        462,000       1,022,000        1,333,000         2,817,000
                                                               --------------   -------------   --------------   ---------------
Total                                                              1,150,000       8,625,000       12,316,000        22,091,000
                                                               ==============   =============   ==============   ===============


Domestic revenue                                           $      36,058,000     307,365,000      446,754,000       790,177,000
International revenue                                             12,866,000      22,119,000       32,863,000        67,848,000
                                                               --------------   -------------   --------------   ---------------
Total revenue                                              $      48,924,000     329,484,000      479,617,000       858,025,000
                                                               ==============   =============   ==============   ===============


EBITDA Reconciliation (1)
---------------------
Net income (loss)                                          $    (241,047,000)    (39,587,000)     164,744,000      (115,890,000)
Cumulative effect of a change                                      1,038,000               -                -         1,038,000
 in accounting principle
Discontinued Operations                                           44,669,000         501,000      (36,798,000)        8,372,000
Income tax expense (benefit)                                         167,000       2,035,000        1,783,000         3,985,000
Other expense                                                         32,000      11,272,000          232,000        11,536,000
Equity in operations of partnerships                                 128,000         190,000          144,000           462,000
Minority interest                                                 (8,977,000)     23,462,000       30,917,000        45,402,000
Interest expense (net)                                            47,801,000      50,576,000       50,305,000       148,682,000
Loss on fixed assets                                              18,578,000         706,000          820,000        20,104,000
Amortization                                                         219,000         220,000          220,000           659,000
Depreciation                                                      32,273,000      32,094,000       33,754,000        98,121,000
Stock-based compensation                                           9,063,000       1,712,000        2,277,000        13,052,000
                                                               --------------   -------------   --------------   ---------------
EBITDA (modified)                                                (96,056,000)     83,181,000      248,398,000       235,523,000
Third party interest in EBITDA of certain parks                    7,860,000     (24,565,000)     (31,699,000)      (48,404,000)
                                                               --------------   -------------   --------------   ---------------
Adjusted EBITDA                                            $     (88,196,000)     58,616,000      216,699,000       187,119,000